SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
    PERSPECTIVE FIXED AND VARIABLE ANNUITY(R)(NY) - JNLNY SEPARATE ACCOUNT I
                                DATED MAY 1, 2001

The following changes apply to the prospectus listed above, as specified:

On page 10 of the prospectus for Perspective Fixed and Variable Annuity (NY), JNLNY Separate Account I the section entitled "Withdrawal Charge," should be deleted in its entirety and the following paragraphs should be added:

Withdrawal Charge. During the accumulation phase, you can make withdrawals from your contract without imposition of a Withdrawal Charge of:

     o premiums which are not subject to a Withdrawal Charge (premiums in your annuity for seven years or longer and not previously withdrawn),

     o earnings, and

     o for the first withdrawal of premium of the year, 10% of premium paid that is still subject to a Withdrawal Charge (not yet withdrawn), less earnings ("Free Withdrawal").

The contract enhancement will not be recaptured by Jackson National NY if you make a "Free Withdrawal."

Withdrawals in excess of that will be charged a Withdrawal Charge starting at 7% in the first year and declining 1% a year to 0% after 7 years. The Withdrawal Charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National NY treats withdrawals as coming from the oldest premium payment first. If you make a full withdrawal, the Withdrawal Charge is based on premiums remaining in the contract. If you make a full withdrawal you will not receive the benefit of the Free Withdrawal and the entire amount withdrawn will be subject to a Withdrawal Charge. If you withdraw only part of the value of your contract, we deduct the Withdrawal Charge from the remaining value in your contract.

Note: Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson National NY does not assess the Withdrawal Charge on any payments paid out as (1) income payments, (2) death benefits, or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code.

Jackson National NY may reduce or eliminate the amount of the Withdrawal Charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National NY and a prospective purchaser. Jackson National NY may not deduct a Withdrawal Charge under a contract issued to an officer, director, agent or employee of Jackson National NY or any of its affiliates.


This Supplement is dated July 2, 2001.

(To be used with NV3174CE 05/01.)